UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 16, 2003
(Date of earliest event reported)

Northwest Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

WA	000-24151	91-1574174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. Riverside Ave., Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   509-456-8888

Former name or former address, if changed since last report:

Item 5. Other Materially Important Events.

On April 16, 2003 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated April 16, 2003

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Northwest Bancorporation, Inc. (Registrant)
April 16, 2003 (Date)	/s/ RANDALL L. FEWEL Randall L. Fewel President and Chief Executive Officer